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                                                                   EXHIBIT 23.01

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Form S-4 No. 333-48696 and Form S-8 Nos. 333-38480, 333-40206 and 333-46652),
and in the related Prospectuses of Broadbase Software, Inc., of our report dated October 12, 2000, with respect to the financial statements of Panopticon, Inc. included in this Amendment No. 1 to the Current Report (Form 8-K) dated September 15, 2000.

                                       /s/ Ernst & Young LLP

San Jose, California
October 30, 2000